UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2015
____________________________
American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
________________________

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the Restructuring Support Agreement (as defined below), the DIP Credit Agreement (as defined below) and the Equity Commitment Agreement (as defined below) is incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
The information set forth below in Item 1.03 of this Form 8-K regarding the ABL Facility (as defined below) is incorporated herein by reference.
Item 1.03. Bankruptcy or Receivership.
On October 5, 2015 (the “Petition Date”), American Apparel, Inc. (the “Company”) and certain of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The cases are being administered under the caption “In re American Apparel, Inc., et al.”, Case Nos. 15-12055 (BLS) (together, the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
Restructuring Support Agreement
Prior to filing the Chapter 11 Cases, on October 4, 2015, the Company entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd., Pentwater Capital Management LP, as investment advisor to the funds identified in the Restructuring Support Agreement, Standard General L.P., Standard General Master Fund L.P. and P Standard General Ltd. (together, the “Supporting Parties”). The Supporting Parties collectively own or control 95% of the Company’s 13% Senior Secured Notes due 2020 (the “Senior Secured Notes”) and collectively comprise 100% of the lenders under the Amended and Restated Credit Agreement, dated as of August 17, 2015 (the “ABL Facility”), by and among the Company, the Company’s domestic subsidiaries, the lenders party thereto and Wilmington Trust, National Association. Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd. (collectively, together with their affiliates, “Standard General”), or affiliates thereof, also are party to the (i) Credit Agreement, dated as of March 25, 2015 (the “Standard General Credit Agreement”), by and among American Apparel (Carnaby) Limited, as the Initial Borrower, certain additional borrowers party thereto, the Company, as guarantor, Standard General L.P., on behalf of one or more of its controlled funds, and the lenders party thereto and (ii) Credit Agreement, dated as of May 22, 2013 (as amended, the “Standard General Loan Agreement”), among the Company, the Lenders (as defined therein) party thereto, the Facility Guarantors (as defined therein) party thereto and Lion/Hollywood L.L.C., as Initial Lender (as defined therein). Pursuant to the Restructuring Support Agreement, the parties thereto have agreed to support a financial reorganization of the Debtors consistent with the terms and conditions set forth in the Restructuring Support Agreement (the “Restructuring Transactions”).
The material terms of the Restructuring Transactions include the following:

•
On the effective date of the restructuring plan contemplated by the Restructuring Support Agreement (the “Plan”), the DIP Financing (as defined below) will convert into an exit term loan facility (the “Exit Term Loan Facility”) and the lenders under the DIP Financing will become lenders under the Exit Term Loan Facility, each holding their respective pro rata share of the loans thereunder, in full and final satisfaction of the DIP Financing. The material terms of the Exit Term Loan Facility are provided in the Restructuring Support Agreement and an exit facility term sheet attached to the DIP Credit Agreement (the “Exit Term Sheet”), which states that the Exit Term Loan Facility shall provide, subject to certain conditions, (i) term loans converted on a dollar-for-dollar basis from the loans under the DIP Financing and (ii) an additional incremental term loan in the principal amount of $30.0 million (subject to the reduction of such commitment as provided in the Exit Term Sheet), which term loans will mature four years after the closing date of the Exit Term Loan Facility. Interest on loans made under the Exit Term Loan Facility will accrue at the Eurodollar Date plus a margin of 10.0% per annum; provided, however, that so long as no default or event of default has occurred under the Exit Term Loan Facility, and solely to the extent necessary to ensure that liquidity of the credit parties and their subsidiaries (as identified therein) would not be less than $10.0 million, after giving effect to such interest payment, the borrowers under the facility may elect to pay all or a portion of the interests accrued in a particular interest period in kind (“PIK Interest”). PIK Interest on loans made under the Exit Term Loan Facility will accrue at the Eurodollar Rate plus 12.0%.

•
Holders of Senior Secured Notes will receive, on a pro rata basis, 100% of the equity membership interests in the Company, as reorganized after the conclusion of the Chapter 11 Cases (the “Reorganized Company”); provided, however, that the Debtors, upon the request of the Requisite Supporting Parties (as defined in the Plan), shall provide an alternative distribution to any holder of a Prepetition Note Secured Claim (as defined in the Plan) that is not a Supporting Party in cash in an amount equal to such holder's Prepetition Note Secured Claim, to be paid on or promptly after the effective date of the Plan.

•
Holders of general unsecured claims against the Debtors will receive a distribution equal to their pro rata share of (i) units in a litigation trust, to which the Debtors will transfer (a) certain claims and causes of action pursuant to section 547 of the Bankruptcy Code to avoid a transfer of property or an obligation incurred by any of the Debtors, subject to certain exceptions identified in the Plan, (b) certain claims and causes of action against or related to the conduct of the Excluded Parties (as defined in the Plan) and (c) $250,000 to fund such trust, and (ii) solely if the class in which such claim is classified accepts the Plan, the applicable cash payment provided in the Plan, which shall be paid in semi-annual installments for one year from and after the effective date of the Plan.

•
On the effective date of the Plan, pursuant to the Equity Commitment Agreement (as defined below), the Supporting Parties will fund in cash an equity investment in the Reorganized Company. Certain other Holders of equity interests in the Reorganized Company that are not Supporting Parties will also have the right to acquire additional equity interests in the Reorganized Company on the same terms within 30 days of the effective date of the Plan.

•
The Supporting Parties will support the Debtors’ establishment and Bankruptcy Court approval of a customary key employee retention plan and key employee incentive plan for certain employees of the Company. Furthermore, a management incentive plan will be established pursuant to which the Reorganized Company may distribute to certain members of management interests for, or options to purchase such memberships, up to an amount equal to 8% of the equity ownership interests of the Reorganized Company, on a fully diluted basis.

•
The Company’s outstanding common stock, par value $0.0001 per share (the “Common Stock”), together with the associated preferred stock purchase rights and any options, warrants or other rights with respect thereto, or any other instruments evidencing an ownership interest in the Company, and the rights of any entity to purchase or demand the issuance of any of the foregoing, will be extinguished and the holders of the Common Stock and any such other interest therein will not receive any consideration.

The Restructuring Support Agreement contains certain other customary terms and conditions and may be terminated upon the occurrence of certain events.
Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, or affiliates thereof, are also lenders under the ABL Facility and holders of the Senior Secured Notes. Standard General is a lender under the ABL Facility, the Standard General Credit Agreement and the Standard General Loan Agreement. Furthermore, Standard General is a holder of the Senior Secured Notes. Under the terms of the Nomination, Standstill and Support Agreement, dated July 9, 2014 (the “Standstill Agreement”), among the Company, Standard General and Dov Charney, the Company agreed to use reasonable best efforts to cause the election to the Board of Directors of certain nominees designated by Standard General at the Company’s 2015 annual meeting of stockholders. Laura A. Lee and Thomas J. Sullivan, each a Standard General designee pursuant to the Standstill Agreement, were elected to serve on the Board of Directors at the Company’s 2015 annual meeting of stockholders.
The foregoing description of the Restructuring Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.
Debtor-in-Possession Financing
In connection with the Chapter 11 Cases, the Company filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in the Debtor-in-Possession Credit Agreement, dated as of October 4, 2015 (the “DIP Credit Agreement”), by and among the Company and the Supporting Parties, as lenders. The Bankruptcy Court approved the DIP Credit Agreement on October 6, 2015 on an interim basis. The DIP Credit Agreement provides for a senior secured, super-priority delayed draw term loan (the “DIP Financing”) on the closing date of the DIP Financing. The DIP Financing will consist of approximately $90 million for the purposes of (i) refinancing in full the borrowings outstanding under the ABL Facility on the closing date of the DIP Credit Agreement, which was October 6, 2015, and (ii) providing additional liquidity in the amount of $30.0 million, which the Debtors anticipate using primarily for (a) purposes permitted by orders of the

Bankruptcy Court, including ongoing debtor-in-possession working capital purposes, (b) the payment of fees, costs and expenses and (c) other general corporate purposes, subject to the terms and conditions of the DIP Credit Agreement, the orders of the Bankruptcy Court approving the DIP Credit Agreement and consistent with the financing budget provided in the DIP Credit Agreement, subject to certain exceptions as set forth in the DIP Credit Agreement.
Subject to certain conditions, the maturity date of the DIP Financing is the earlier to occur of April 5, 2016, the consummation of the Plan and certain other events under the DIP Credit Agreement. Interest on the outstanding principal amount under the DIP Financing will be payable monthly in arrears and on the maturity date at a per annum rate equal to 7.00% with respect to Eurodollar Rate Loans (as defined in the DIP Credit Agreement). Debtors will pay to the lenders under the DIP Credit Agreement a commitment fee equal to 2%,which commitment fee is only payable on the additional incremental liquidity provided in excess of the refinancing of the ABL Facility. Upon an event of default, all obligations under the DIP Credit Agreement will bear interest at a rate equal to the then current rate plus an additional 2% per annum.
Pursuant to the terms of the DIP Credit Agreement, the domestic subsidiaries of the Company that are not borrowers under the DIP Financing will guarantee the obligations of the borrowers under the DIP Financing. Subject to certain exceptions, the DIP Financing will be secured by a first priority perfected security interest in substantially all of the assets of the Debtors, including control over certain of the Debtors’ deposit accounts. The security interests and liens are subject only to certain carve-outs and permitted liens, as set forth in the DIP Credit Agreement. The DIP Financing is subject to certain covenants, including, without limitation, related to the incurrence of additional debt, liens, the making of restricted payments, and the Company’s failure to comply with certain bankruptcy-related covenants, in each case as set forth in the DIP Credit Agreement and/or the order of the Bankruptcy Court approving the DIP Credit Agreement. The DIP Financing is subject to certain prepayment events, including, without limitation, upon the sale of certain assets, and certain events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness and certain bankruptcy-related defaults, in each case as set forth in the DIP Credit Agreement and/or the order of the Bankruptcy Court approving the DIP Credit Agreement.
The foregoing description of the DIP Financing does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.
Equity Commitment Agreement
Prior to filing the Chapter 11 cases, on October 4, 2015, the Company entered into an Equity Commitment Agreement (the “Equity Commitment Agreement”) with each of the Supporting Parties (the “Commitment Parties”). Pursuant to the Equity Commitment Agreement, the Commitment Parties agreed to purchase equity interests in the Reorganized Company of at least $10.0 million, and up to $40.0 million at the election in the sole discretion of the Supermajority Commitment Parties (as defined in the Equity Commitment Agreement), on a pro rata basis based upon their holdings of Senior Secured Notes and loans under the DIP Financing. The Equity Commitment Agreement also provides for the offering of additional equity interests at the same price to holders of allowed claims with respect to the Senior Secured Notes held on the date of the Equity Commitment Agreement by persons other than the Commitment Parties within 30 days of the effective date of the Plan.
The Equity Commitment Agreement is subject to customary terms and conditions, including the effective date of the Plan and consummation of the other transactions contemplated by the Restructuring Support Agreement.
The foregoing description of the Equity Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Commitment Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.03 of this Form 8-K regarding the DIP Financing is hereby incorporated herein by reference.
Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement.
The commencement of the Chapter 11 Cases described above constitutes an event of default under the ABL Facility, the Standard General Credit Agreement and the Standard General Loan Agreement. As a result of the filing of the Chapter 11 Cases, all commitments under the ABL Facility, the Standard General Credit Agreement and the Standard General Loan Agreement were terminated and all loans (with accrued interest thereon) and all other amounts outstanding under such facilities became immediately due and payable. As of October 5, 2015, there was $60.0 million, $15.0 million and $9.9 million of borrowings outstanding under the ABL Facility, the Standard General Credit Agreement and the Standard General Loan Agreement, respectively.

In addition, the commencement of the Chapter 11 Cases constitutes an event of default under the indenture, dated April 4, 2013, that governs the Senior Secured Notes. As of October 5, 2015, the outstanding principal amount of Senior Secured Notes was $206.0 million. As a result of the filing of the Chapter 11 Cases, all unpaid principal and accrued and unpaid interest on the Senior Secured Notes became immediately due and payable.
As a result of the filing of the Chapter 11 Cases, the Company believes that the ability of the Debtors’ creditors to seek remedies to enforce their respective rights against the Debtors under these and other agreements are stayed and creditor rights of enforcement against the Debtors are subject to the applicable provisions of the Bankruptcy Code and certain contractual agreements.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 5, 2015, the NYSE MKT LLC (the “Exchange”) notified the Company (the “Notice”) that it had suspended trading in the Common Stock prior to the open of the market on October 5, 2015 and that the Exchange had determined that the Company is no longer suitable for listing on the Exchange and it intends to commence delisting procedures with respect to the Common Stock pursuant to Section 1003(c)(iii) of the NYSE MKT LLC Company Guide. Specifically, the Notice stated that in reaching its determination the Exchange noted the uncertainty as to the timing and outcome of the bankruptcy process for the Company, as well as the ultimate effect of that process on the value of the Common Stock.
The Company does not intend to appeal the delisting determination. Therefore, it is expected that the Common Stock will be delisted from the Exchange.
Effective October 6, 2015, the Common Stock commenced trading on the OTC Pink Marketplace under the symbol “APPCQ.” As described in this Form 8-K, if the Restructuring Transactions contemplated by the Restructuring Support Agreement and Plan filed in the Bankruptcy Court are consummated, the Common Stock will be extinguished and the holders of the Common Stock will not receive any consideration. See Item 8.01 below.
Item 7.01. Regulation FD Disclosure.
A copy of the press release dated October 5, 2015 announcing, among other things, that the Company had filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
A copy of the press release dated October 6, 2015 announcing that the Exchange had suspended trading in the Common Stock and intended to commence delisting proceedings with respect to the Common Stock is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Item 8.01. Other Events.
The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. If the Restructuring Transactions are consummated, the Company’s Common Stock will be extinguished and the holders of the Common Stock will not receive any consideration.

Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, expectations about the timing and execution of the Company’s restructuring plan, the Company’s future financial condition and future business plans and expectations, including statements related to the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Company’s Chapter 11 Cases and impacts to its business related thereto. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: the risk that the Company may not be able to consummate the Restructuring Transactions; the transactions contemplated by the Restructuring Support Agreement, the DIP Credit Agreement and the Equity Commitment Agreement are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the effects of the Chapter 11 cases on the Company and on the interests of various constituents, (iii) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, (iv) the length of time the Company will operate under the Chapter 11 Cases, (v) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the Restructuring Transactions, (vi) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and (vii) increased legal and other professional costs necessary to execute the Company’s reorganization; the consequences of the acceleration of our debt obligations; our overall liquidity position and ability to continue as a going concern; ability to generate or obtain from external sources sufficient liquidity for operations and debt service; consequences of the termination of Dov Charney, our former chief executive officer, including any litigation or regulatory investigations, any alleged actions of Dov Charney, or any impact on our sales or brand related thereto; changes in key personnel, our ability to hire and retain key personnel, and our relationship with our employees; our ability to successfully implement our strategic, operating, financial and personnel initiatives; ability to maintain the value and image of our brand and protect our intellectual property rights; general economic conditions, geopolitical events, other regulatory changes, and inflation or deflation; disruptions in the global financial markets; the highly competitive and evolving nature of our industry in the U.S. and internationally; risks associated with fluctuations and trends of consumer apparel spending in the U.S.; changes in consumer preferences or demand for our products; our ability to attract customers to our retail and online stores; loss or reduction in sales to wholesale or retail customers or financial nonperformance by our wholesale customers; seasonality and fluctuations in comparable store sales and wholesale net sales and associated margins; ability to improve manufacturing efficiency at our production facilities; changes in the price of materials and labor, including increases in the price of raw materials in the global market and minimum wages; ability to pass on the added cost of raw materials and labor to customers; ability to effectively manage inventory levels; risks that our suppliers or distributors may not timely produce or deliver products; ability to renew leases on economic terms; risks associated with our facilities being concentrated in one geographic area; ability to identify new store locations and the availability of store locations at appropriate terms; ability to negotiate new store leases effectively; ability to open new stores and expand internationally; adverse changes in our credit ratings and any related impact on financial costs and structure; continued compliance with U.S. and foreign government regulations and legislation, including environmental, immigration, labor, and occupational health and safety laws and regulations; loss of U.S. import protections or changes in duties, tariffs and quotas, risks associated with our foreign operations and supply sources such as market disruption, changes in import and export laws, and currency restrictions and exchange rate fluctuations; litigation and other inquiries and investigations, including the risks that we, our officers or directors in cases where indemnification applies, will not be successful in defending any proceedings, lawsuits, disputes, claims or audits, and that exposure could exceed expectations or insurance coverage; tax assessments by domestic or foreign governmental authorities, including import or export duties on our products and the applicable rates for any such taxes or duties; the adoption of new accounting standards or changes in interpretations of accounting principles; adverse weather conditions or natural disaster, including those which may be related to climate change; technological changes in manufacturing, wholesaling, or retailing; the risk, including costs and timely delivery issues associated therewith, that information technology systems changes may disrupt our supply chain or operations and could impact cash flow and liquidity, and ability to upgrade information technology infrastructure and other risks associated with the systems that operate our online retail operations; the risk of failure to protect the integrity and security of our information systems and customers’ information; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1
Restructuring Support Agreement, dated as of October 4, 2015, by and among American Apparel, Inc. and Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd., Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, as investment advisor to the funds identified in the Restructuring Support Agreement

10.2
Debtor-in-Possession Credit Agreement, dated October 4, 2015, by and among American Apparel, Inc. and Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd., Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, as investment advisor to the funds identified in the DIP Credit Agreement

10.3
Equity Commitment Agreement, dated October 4, 2015, by and among American Apparel, Inc. and Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd., Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, as investment advisor to the funds identified in the Equity Commitment Agreement

99.1	Press release, dated October 5, 2015, issued by the Company
99.2	Press release, dated October 6, 2015, issued by the Company

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated:	October 8, 2015	By:	/s/ Hassan N. Natha
Hassan N. Natha
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Restructuring Support Agreement, dated as of October 4, 2015, by and among American Apparel, Inc. and Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd., Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, as investment advisor to the funds identified in the Restructuring Support Agreement

10.2
Debtor-in-Possession Credit Agreement, dated October 4, 2015, by and among American Apparel, Inc. and Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd., Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, as investment advisor to the funds identified in the DIP Credit Agreement

10.3
Equity Commitment Agreement, dated October 4, 2015, by and among American Apparel, Inc. and Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd., Monarch Master Funding Ltd., Coliseum Capital Partners, L.P., Blackwell Partners, LLC, Series A, Coliseum Capital Partners II, L.P., Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (LUX), Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (LUX), Global Opportunities, LLC, Global Opportunities Offshore, Ltd. and Pentwater Capital Management LP, as investment advisor to the funds identified in the Equity Commitment Agreement

99.1	Press release, dated October 5, 2015, issued by the Company
99.2	Press release, dated October 6, 2015, issued by the Company